UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of report (Date of earliest event reported)     October 29, 2004
                                                    ----------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

           1-12386                                      13-3717318
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  (Commission File Number)                   (IRS Employer Identification No.)

       One Penn Plaza, Suite 4015
           New York, New York                                        10119-4015
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On October 29, 2004, Lex GP-1 Trust, a wholly-owned subsidiary of Lexington Corporate Properties Trust (the "Trust") and general partner of Lepercq Corporate Income Fund L.P. ("LCIF"), entered into the Fourth Amendment (the "Amendment") to the Fifth Amended and Restated Limited Partnership Agreement of LCIF, dated as of December 31, 1996, as amended by Amendment No. 1 thereto dated as of December 31, 2000, by First Amendment thereto effective as of June 19, 2003, by Second Amendment thereto effective as of June 30, 2003, and by Third Amendment thereto effective as of December 31, 2003 (the "LCIF Partnership Agreement").

The purpose of the amendment is to reflect the admission of certain limited partners as a result of an exchange of certain minority limited partnership interests in an indirect subsidiary of the Trust for partnership units of LCIF (the "Transaction").

E. Robert Roskind, Chairman of the Trust, and Richard J. Rouse, Vice Chairman and Chief Investment Officer of the Trust, participated in the Transaction.

Attached to this report on Form 8-K (and incorporated herein by reference) is a copy of the Amendment.

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Trust's Audit Committee concluded that the Transaction is fair to the Trust and in the best interests of the Trust and its shareholders, and approved the Transaction. In connection with this approval, the Audit Committee waived the conflict of interest provisions of the Trust's Code of Ethics and Business Conduct as they apply to Mr. Roskind and Mr. Rouse and their involvment in the Transaction.

Item 8.01.     Other Events.

On November 2, 2004, the Trust issued a press release (the "Press Release") providing details of its lease with VarTec Telecom, Inc. ("VarTec"). A copy of the Press Release is furnished as Exhibit 99.1 to this report on Form 8-K.

On November 2, 2004, the Trust issued a correction to the Press Release (the "Correction"). A copy of the Correction is furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                     10.1    Fourth Amendment to the LCIF Partnership Agreement.

                     99.1    Press Release issued November 2, 2004.

                     99.2    Correction issued November 2, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: November 4, 2004                      By: /s/ Patrick Carroll
                                                --------------------------------
                                                Patrick Carroll
                                                Chief Financial Officer














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                                  Exhibit Index



            Exhibit Number              Description
            --------------              -----------

            10.1                        Fourth Amendment to the LCIF Partnership
                                        Agreement.

            99.1                        Press Release issued November 2, 2004.

            99.2                        Correction issued November 2, 2004.